The Universal Institutional Funds, Inc. High Yield Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2004 - June 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Warner  1/13/    -     $100.0 $600,00  235,00    0.04%  0.37%   Credit  Credit
Chilco    05             0     0,000      0                     Suisse  Suisse
  tt                                                            First    First
                                                                Boston  Boston
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y

                                                                Citigr
                                                                 oup,
                                                                Morgan
Noveli  1/28/    -     $100.0 1,400,0  275,00    0.02%  0.43%   Stanle  Citigr
s Inc.    05             0     00,000     0                     y, UBS    oup
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                JPMorg
                                                                 an,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                HSBC,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                  SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                NatCit
                                                                  y
                                                                Invest
                                                                ments,
                                                                 Inc.